UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — June 30, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|09

Semiannual report

Putnam VT High Yield Fund

Putnam INVESTMENTS

Putnam VT High Yield Fund

Investment objective
High current income, with a secondary objective of capital
growth when consistent with achieving high current income

Net asset value June 30, 2009

Class IA: $5.55	Class IB: $5.51

Performance summary

Total return at net asset value
(as of 6/30/09)	Class IA shares*	Class IB shares†

6 months	26.14%	25.89%

1 year	–6.70	–6.95

5 years	19.81	18.11
Annualized	3.68	3.38

10 years	49.18	45.61
Annualized	4.08	3.83

Life	328.70	312.14
Annualized	7.03	6.84

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit www.putnam.com.

Report from your fund’s managers

Following dismal performance in 2008, the high-yield market rallied during the semiannual period. Market sentiment improved even as the economy continued to contract, though recent data shows the rate of contraction slowing. Corporate earnings surprised to the upside following significantly reduced forecasts. Investors’ aversion to risk abated, as the riskier segments of the high-yield market performed best. In this environment, Putnam VT High Yield Fund’s class IA shares delivered a return of 26.14% at net asset value for the six months ended June 30, 2009.

Management’s decision to own a greater number of higher-quality bonds detracted from relative performance as the high-yield market rallied dramatically and the lower-quality and distressed segments performed best. An underweight to financials also detracted from performance, as did underweights to housing and services — two economically sensitive areas that outperformed as the market rallied. Management also maintained a significant stake in bank loans, which aided performance as the bank loan market outperformed high-yield bonds. From an issuer perspective, relative performance was constrained by management’s decision to underweight real-estate finance company Residential Capital (ResCap), a subsidiary of General Motors Acceptance Corp. (GMAC), the financing arm of General Motors. Management believed that the housing market would continue to struggle going forward. During the period, GMAC received a significant capital infusion from the U.S. Treasury, making it less likely that ResCap would default in the near term, aiding relative performance. Another holding that underperformed was magazine publisher American Media, which suffered due to declining advertising and circulation trends. Management believes that the issue still has good relative value, and continues to hold the bonds. Overweights to energy, health care, cable TV, and wireless telecommunications helped performance. Cable TV company Charter Communications restructured its debt by converting some of its bonds into equity shares during the period. The fund’s investments in Charter were in a part of its capital structure that benefited from the move; the bonds held by the fund had a greater equity cushion as a result of the restructuring, causing the price of the issues to rise. An overweight allocation to GMAC also helped performance. As outlined above, GMAC benefited during the period from the Treasury’s capital infusion following the company’s conversion to a bank holding company.

Going forward, fund management believes the worst of the economic slowdown is behind us and signs indicate that the economic decline may be slowing. Management expects the default rate will remain elevated, though increased access to capital may defer defaults in the near term. Although high-yield bond prices have rallied year-to-date, valuations still remain attractive on a historical basis, especially in the highest-quality tier of the high-yield market. Against this varied backdrop, fund management believes that the higher-quality areas of the market offer the most value.

Consider these risks before you invest: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current and future portfolio holdings are subject to risk.

2 Putnam VT High Yield Fund

Your fund’s managers

Paul Scanlon is Team Leader of U.S. High Yield at Putnam. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul Scanlon, your fund’s Portfolio Managers are Norman Boucher and Robert Salvin.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Credit quality

Aaa	3.5%	Ba	25.9%

Aa	—	B	40.2%

A	0.1%	Caa	18.3%

Baa	6.1%	Other	5.9%

Portfolio composition and credit quality will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Credit qualities shown as a percentage of portfolio value as of 6/30/09. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody’s but considered by Putnam Management to be of comparable quality. Ratings will vary over time. Information is as of 6/30/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2009, to June 30, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value of
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns		5% annualized return
	for the 6 months ended		for the 6 months ended
		6/30/09		6/30/09

VT High Yield Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$4.09	$5.49	$3.66	$4.91

Ending value (after expenses)	$1,261.40	$1,258.90	$1,021.17	$1,019.93

Annualized expense ratio	0.73%	0.98%	0.73%	0.98%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT High Yield Fund 3

The fund’s portfolio 6/30/09 (Unaudited)

CORPORATE BONDS AND NOTES (79.0%)*		Principal amount	Value

Advertising and marketing services (0.2%)
Lamar Media Corp. company guaranty,
7 1/4s 2013		$725,000	$689,656

Lamar Media Corp. 144A sr. notes 9 3/4s, 2014		175,000	180,906

Vertis, Inc. company
guaranty sr. notes zero %, 2014 ‡‡		688,149	3,441

			874,003
Automotive (2.5%)
Dana Corp. escrow sr. notes 5.85s,
2015 (In default) †		1,540,000	154

Ford Motor Credit Co., LLC notes 7 7/8s, 2010		2,385,000	2,265,428

Ford Motor Credit Co., LLC sr. notes
9 7/8s, 2011		1,290,000	1,199,700

Ford Motor Credit Co., LLC sr. unsec.
notes 9 3/4s, 2010		1,753,000	1,682,880

Ford Motor Credit Co., LLC unsec.
notes 7 3/8s, 2009		1,370,000	1,358,256

Ford Motor Credit Corp. sr. notes
7 1/4s, 2011		25,000	21,623

Tenneco Automotive, Inc. sec. notes Ser. B,
10 1/4s, 2013		1,265,000	1,198,588

Tenneco, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2015		355,000	280,450

TRW Automotive, Inc. company
guaranty sr. unsec. unsub. notes Ser. REGS,
6 3/8s, 2014	EUR	230,000	193,752

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,260,000	869,400

TRW Automotive, Inc. 144A company
guaranty sr. unsec. unsub. notes 7s, 2014		305,000	219,600

			9,289,831
Basic materials (7.4%)
Airgas, Inc. 144A company
guaranty sr. sub. notes 7 1/8s, 2018		1,290,000	1,209,375

AK Steel Corp. company guaranty sr. unsec.
notes 7 3/4s, 2012		750,000	727,500

Aleris International, Inc. company
guaranty sr. unsec. notes 9s,
2014 (In default) † ‡‡		1,320,000	14,850

Aleris International, Inc. company
guaranty sr. unsec. sub. notes 10s,
2016 (In default) †		805,000	17,106

Builders FirstSource, Inc. company
guaranty sr. notes FRN 5.133s, 2012		1,255,000	539,650

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.629s, 2013
(Netherlands)		850,000	582,250

Compass Minerals International, Inc. 144A
sr. notes 8s, 2019		830,000	822,738

Dow Chemical Co. (The) sr. unsec.
notes 7.6s, 2014		595,000	612,851

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017		2,405,000	2,423,038

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015		950,000	954,750

Georgia-Pacific Corp. sr. unsec.
unsub. notes 9 1/2s, 2011		1,100,000	1,133,000

Gerdau Ameristeel Corp. sr. notes 10 3/8s,
2011 (Canada)		790,000	803,825

Graphic Packaging International, Inc.
sr. notes 8 1/2s, 2011		264,000	261,360

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Basic materials cont.
Graphic Packaging International, Inc. 144A
company guaranty sr. unsec. notes,
9 1/2s 2017		$310,000	$305,350

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		640,000	288,000

Huntsman International, LLC company
guaranty Ser. REGS, 6 7/8s, 2013	EUR	630,000	634,643

International Paper Co. sr. unsec.
notes 9 3/8s, 2019		$1,485,000	1,510,988

International Paper Co. sr. unsec.
notes 7.4s, 2014		180,000	179,019

Jefferson Smurfit Corp. company
guaranty 8 1/4s, 2012		340,000	127,500

Metals USA, Inc. sec. notes 11 1/8s, 2015		1,130,000	928,013

Momentive Performance Materials, Inc.
company guaranty sr. unsec. notes
9 3/4s, 2014		1,150,000	511,750

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 5/8s, 2016		735,000	745,106

Mosaic Co. (The) 144A sr. unsec.
unsub. notes 7 3/8s, 2014		200,000	206,000

Nalco Co. 144A sr. notes 8 1/4s, 2017		165,000	165,825

NewPage Holding Corp. sr. unsec.
unsub. notes FRN 8.579s, 2013 ‡‡		467,152	67,737

Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)		1,250,000	750,000

Novelis, Inc. company guaranty 7 1/4s, 2015		1,200,000	912,000

Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	310,000	409,126

Sealed Air Corp. 144A sr. notes 7 7/8s, 2017		$200,000	198,216

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		1,360,000	1,050,600

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 7 3/8s,
2012		240,000	227,400

Steel Dynamics, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s,
2015		1,635,000	1,438,800

Steel Dynamics, Inc. 144A sr. notes 7 3/4s,
2016		460,000	433,550

Stone Container Corp. sr. notes 8 3/8s, 2012		650,000	248,625

Teck Resources, Ltd. sr. unsec.
notes 6 1/8s, 2035 (Canada)		495,000	363,185

Teck Resources, Ltd. 144A sr. sec.
notes 10 3/4s, 2019 (Canada)		750,000	806,250

Teck Resources, Ltd. 144A sr. sec.
notes 10 1/4s, 2016 (Canada)		1,245,000	1,304,138

Teck Resources, Ltd. 144A sr. sec.
notes 9 3/4s, 2014 (Canada)		1,285,000	1,329,975

Tube City IMS Corp. company
guaranty sr. unsec. sub. notes 9 3/4s, 2015		1,085,000	664,563

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sec. notes FRN Ser. B,
4.778s, 2014		510,000	239,700

Verso Paper Holdings, LLC/Verso Paper, Inc.
company guaranty sr. sub. notes Ser. B,
9 1/8s, 2014		1,445,000	671,925

Verso Paper Holdings, LLC/Verso Paper, Inc.
144A sr. sec. notes 11 1/2s, 2014		935,000	855,525

			27,675,802

4 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Broadcasting (2.0%)
Clear Channel Communications, Inc.
sr. unsec. notes 7.65s, 2010	$380,000	$224,200

Clear Channel Communications, Inc.
sr. unsec. notes 5 1/2s, 2014	500,000	110,000

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 7 5/8s, 2016	730,000	709,925

DIRECTV Holdings, LLC company
guaranty sr. unsec. notes 6 3/8s, 2015	1,940,000	1,794,500

Echostar DBS Corp. sr. notes 6 3/8s, 2011	2,310,000	2,240,700

Univision Communications, Inc. 144A company
guaranty unsec. notes zero %, 2015 ‡‡	795,000	463,088

Univision Communications, Inc. 144A sr. sec.
notes 12s, 2014	210,000	206,325

XM Satellite Radio Holdings, Inc. 144A
sr. sec. notes 11 1/4s, 2013	565,000	560,763

XM Satellite Radio, Inc. 144A company
guaranty sr. unsec. notes 13s, 2013	1,310,000	1,066,013

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s,
2014 (In default) †	290,000	580

Young Broadcasting, Inc. company
guaranty sr. unsec. sub. notes 10s,
2011 (In default) †	847,000	2,118

		7,378,212
Building materials (1.5%)
Associated Materials, Inc. company
guaranty 9 3/4s, 2012	1,850,000	1,618,750

Masco Corp. sr. unsec. unsub. notes
6 1/8s, 2016	1,185,000	994,921

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019	1,700,000	1,649,000

Texas Industries, Inc. sr. unsec.
notes 7 1/4s, 2013	520,000	466,700

Texas Industries, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2013	210,000	190,050

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sec. notes 10s, 2013	270,000	216,675

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. sub. notes 8 1/2s, 2014	1,870,000	532,950

		5,669,046
Cable television (1.9%)
Adelphia Communications Corp. escrow
bonds zero %, 2010	80,000	1,500

Adelphia Communications Corp. escrow
bonds zero %, 2010	130,000	2,438

Adelphia Communications Corp. escrow
bonds zero %, 2010	140,000	2,625

Adelphia Communications Corp. escrow
bonds zero %, 2009	755,000	14,156

Adelphia Communications Corp. escrow
bonds zero %, 2010	290,000	5,438

Atlantic Broadband Finance, LLC company
guaranty 9 3/8s, 2014	520,000	445,900

Cablevision Systems Corp. sr. unsec.
notes Ser. B, 8s, 2012	1,400,000	1,386,000

CCH I Holdings, LLC company
guaranty sr. unsec. unsub. notes 12 1/8s,
2015 (In default) †	15,000	94

CCH I, LLC sec. notes 11s,
2015 (In default) †	1,644,000	197,280

CCH II, LLC sr. unsec. notes 10 1/4s,
2010 (In default) †	425,000	448,375

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Cable television cont.
CCH II, LLC sr. unsec. notes Ser. B,
10 1/4s, 2010 (In default) †		$1,590,000	$1,669,500

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s,
2013 (In default) †		640,000	608,000

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		1,080,000	1,042,200

CSC Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2014		245,000	242,856

Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012		930,000	936,975

			7,003,337
Capital goods (4.2%)
Alliant Techsystems, Inc.
sr. sub. notes 6 3/4s, 2016		645,000	591,788

Allied Waste North America, Inc. company
guaranty sr. unsub. sec. notes 7 7/8s, 2013		225,000	229,500

Baldor Electric Co. company guaranty
8 5/8s, 2017		1,030,000	947,600

BE Aerospace, Inc. sr. unsec.
unsub. notes 8 1/2s, 2018		1,760,000	1,658,800

Belden CDT, Inc. 144A company
guaranty sr. sub. notes 9 1/4s, 2019		245,000	238,875

Berry Plastics Corp. company
guaranty sr. notes FRN 5.881s, 2015		260,000	229,450

Berry Plastics Holding Corp. company
guaranty sr. unsec. sub. notes
10 1/4s, 2016		30,000	21,450

Berry Plastics Holding Corp. sec. notes FRN
4.504s, 2014		135,000	87,750

Bombardier, Inc. 144A sr. unsec. notes FRN
4.406s, 2013 (Canada)	EUR	515,000	580,256

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		$874,000	852,150

Crown European Holdings SA company
guaranty sr. sec. notes 6 1/4s, 2011
(France)	EUR	270,000	366,191

General Cable Corp. company
guaranty sr. unsec. notes FRN 3.583s, 2015		$1,250,000	1,012,500

Hawker Beechcraft Acquisition Co., LLC
sr. unsec. notes 8 1/2s, 2015		100,000	51,500

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		735,000	681,713

L-3 Communications Corp. company
guaranty 7 5/8s, 2012		450,000	451,125

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		1,510,000	1,370,325

L-3 Communications Corp. company
guaranty sr. unsec. sub. notes 6 1/8s, 2014		10,000	9,300

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)		2,235,000	1,925,001

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	255,000	322,218

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12 1/4s, 2015		$1,035,000	843,525

Solo Cup Co. 144A sr. sec. notes
10 1/2s, 2013		125,000	125,313

TD Funding Corp. company guaranty
7 3/4s, 2014		1,130,000	1,073,500

Terex Corp. company guaranty 7 3/8s, 2014		1,055,000	965,325

Titan International, Inc. company
guaranty 8s, 2012		1,295,000	1,171,975

			15,807,130

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Coal (1.0%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	$2,355,000	$2,148,938

Peabody Energy Corp. company
guaranty 7 3/8s, 2016	1,855,000	1,752,975

		3,901,913
Commercial and consumer services (1.4%)
Aramark Corp. company guaranty 8 1/2s, 2015	1,370,000	1,328,900

Aramark Corp. company guaranty sr. unsec.
notes FRN 4.528s, 2015	160,000	130,000

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	1,090,000	1,073,650

Expedia, Inc. company guaranty sr. unsec.
notes 7.456s, 2018	335,000	317,413

Expedia, Inc. 144A company
guaranty sr. notes 8 1/2s, 2016	500,000	483,750

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s,
2016	1,180,000	1,156,400

Travelport LLC company guaranty 11 7/8s, 2016	230,000	135,700

Travelport LLC company guaranty 9 7/8s, 2014	670,000	445,550

		5,071,363
Consumer (0.7%)
Jostens IH Corp. company guaranty 7 5/8s,
2012	1,265,000	1,261,838

Yankee Acquisition Corp. company
guaranty Ser. B, 8 1/2s, 2015	1,665,000	1,402,763

		2,664,601
Consumer staples (4.9%)
Archibald Candy Corp. company guaranty 10s,
2009 (In default) F †	172,499	2,664

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s,
2016	1,020,000	708,900

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 5/8s,
2014	685,000	486,350

Chiquita Brands International, Inc.
sr. notes 7 1/2s, 2014	1,165,000	978,600

Chiquita Brands International, Inc.
sr. unsec. unsub. notes 8 7/8s, 2015	205,000	176,813

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017	170,000	157,250

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s,
2016	1,650,000	1,526,250

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	1,305,000	1,321,313

Dole Food Co. 144A sr. unsec. notes 13 7/8s,
2014	1,185,000	1,303,500

Elizabeth Arden, Inc. company
guaranty 7 3/4s, 2014	860,000	743,900

Jarden Corp. company guaranty 7 1/2s, 2017	1,055,000	923,125

Jarden Corp. sr. unsec. 8s, 2016	360,000	343,800

JBS USA LLC/JBS USA Finance, Inc. 144A
sr. notes 11 5/8s, 2014	605,000	571,725

Pinnacle Foods Finance LLC sr. notes 9 1/4s,
2015	445,000	402,725

Prestige Brands, Inc. sr. sub. notes 9 1/4s,
2012	1,338,000	1,324,620

Rite Aid Corp. company guaranty 9 1/2s, 2017	990,000	643,500

Rite Aid Corp. sec. notes 7 1/2s, 2017	345,000	269,963

RSC Equipment Rental, Inc. 144A sr. sec.
notes 10s, 2017	310,000	309,613

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Smithfield Foods, Inc. sr. unsec. notes 7s,
2011	$245,000	$232,750

Smithfield Foods, Inc. sr. unsec.
notes Ser. B, 7 3/4s, 2013	835,000	684,700

Smithfield Foods, Inc. 144A sr. sec.
notes 10s, 2014	520,000	513,500

Spectrum Brands, Inc. company
guaranty 7 3/8s, 2015 (In default) †	1,480,000	991,600

Spectrum Brands, Inc. company
guaranty sr. unsec.
sub. notes stepped-coupon 12 1/2s (12 3/4s,
10/2/09), 2013 †† (In default) † ‡‡	1,015,000	700,350

Supervalu, Inc. sr. unsec. notes 8s, 2016	595,000	577,150

Tyson Foods, Inc. 144A sr. unsec.
notes 10 1/2s, 2014	745,000	808,325

United Rentals North America, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2012	365,000	354,050

United Rentals North America, Inc. 144A
company guaranty sr. unsec. notes 10 7/8s,
2016	155,000	148,800

Wendy’s/Arby’s Restaurants LLC 144A
sr. unsec. notes 10s, 2016	1,040,000	994,500

		18,200,336
Energy (oil field) (1.6%)
Complete Production Services, Inc. company
guaranty 8s, 2016	885,000	756,675

Helix Energy Solutions Group, Inc. 144A
sr. unsec. notes 9 1/2s, 2016	2,030,000	1,852,375

Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	555,000	502,969

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s,
2014	1,370,000	1,209,025

Oslo Seismic Services, Inc. 1st mtge. 8.28s,
2011	439,357	446,178

Pride International, Inc. sr. unsec.
notes 7 3/8s, 2014	810,000	803,925

Stallion Oilfield Services/Stallion Oilfield
Finance Corp. 144A sr. unsec. notes 9 3/4s,
2015	875,000	297,500

		5,868,647
Entertainment (0.9%)
AMC Entertainment, Inc. company
guaranty 11s, 2016	129,000	124,808

Cinemark, Inc. 144A company
guaranty sr. notes 8 5/8s, 2019	480,000	474,000

Hertz Corp. company guaranty 8 7/8s, 2014	1,430,000	1,315,600

Marquee Holdings, Inc. sr. disc. notes 12s,
2014	1,275,000	981,750

Universal City Development Partners, Ltd.
sr. unsec. unsub. notes 11 3/4s, 2010	500,000	476,250

		3,372,408
Financials (3.2%)
CB Richard Ellis Services, Inc. 144A
sr. sub. notes 11 5/8s, 2017	400,000	390,000

CIT Group, Inc. sr. unsec. notes 7 5/8s, 2012	685,000	469,051

CIT Group, Inc. sr. unsec.
unsub. notes 5.65s, 2017	540,000	304,679

CIT Group, Inc. sr. unsec.
unsub. notes 5.2s, 2010	420,000	331,781

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 3/4s, 2010	1,189,000	1,159,275

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7 1/4s, 2011	995,000	900,475

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Financials cont.
GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 7s, 2012	$955,000	$809,840

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2012	2,333,000	1,948,055

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011	335,000	293,125

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/4s, 2014	1,311,000	1,029,135

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2012	69,000	57,615

GMAC, LLC 144A company guaranty sr. unsec.
unsub. notes FRN 2.868s, 2014	128,000	89,600

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	335,000	246,644

HUB International Holdings, Inc. 144A
sr. unsec. unsub. notes 9s, 2014	240,000	195,900

iStar Financial, Inc. sr. unsec.
unsub. notes 8 5/8s, 2013 R	400,000	208,000

iStar Financial, Inc. sr. unsec.
unsub. notes 5.65s, 2011 R	530,000	307,400

iStar Financial, Inc. sr. unsec.
unsub. notes Ser. B, 5.95s, 2013 R	260,000	114,400

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	400,000	362,000

Leucadia National Corp. sr. unsec.
notes 7 1/8s, 2017	920,000	747,500

Liberty Mutual Group 144A company
guaranty jr. sub. notes FRB 10 3/4s, 2058	525,000	379,312

Nuveen Investments, Inc. 144A
sr. notes 10 1/2s, 2015	725,000	500,250

Universal City Florida Holding Co.
sr. notes 8 3/8s, 2010	245,000	199,675

Universal City Florida Holding Co.
sr. unsec. notes FRN 5.778s, 2010	780,000	637,650

USI Holdings Corp. 144A company
guaranty sr. unsec. notes FRN 4.758s, 2014	215,000	139,750

		11,821,112
Gaming and lottery (1.9%)
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	670,000	496,638

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	680,000	550,800

Harrah’s Operating Co., Inc. company
guaranty sr. sec. notes Ser. A144,
10s, 2018	1,697,000	975,775

Harrahs Operating Escrow, LLC/Harrahs
Escrow Corp. 144A sr. sec. notes
11 1/4s, 2017	380,000	359,100

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	1,445,000	722,500

MGM Mirage, Inc. company guaranty
6 3/4s, 2013	210,000	140,175

MGM Mirage, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	500,000	323,750

MGM Mirage, Inc. 144A sr. sec.
notes 10 3/8s, 2014	155,000	160,813

Penn National Gaming, Inc. company
guaranty sr. notes 6 7/8s, 2011	170,000	166,600

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015	765,000	654,075

Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,225,000	1,218,875

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †	1,020,000	351,900

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Gaming and lottery cont.
Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015 (In default) †	$2,130,000	$263,588

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH,
6 5/8s, 2014	725,000	638,000

		7,022,589
Health care (8.0%)
Biomet, Inc. company guaranty sr. unsec.
bond 10s, 2017	1,290,000	1,312,575

Community Health Systems, Inc. company
guaranty 8 7/8s, 2015	700,000	686,000

DaVita, Inc. company guaranty 6 5/8s, 2013	1,350,000	1,272,375

Elan Finance PLC/Elan Finance Corp. company
guaranty 7 3/4s, 2011 (Ireland)	1,700,000	1,551,250

Fresenius US Finance II, Inc. 144A
sr. unsec. notes 9s, 2015	760,000	792,300

HCA, Inc. company guaranty sr. notes
9 5/8s, 2016 ‡‡	1,225,000	1,212,750

HCA, Inc. sr. sec. notes 9 1/4s, 2016	1,380,000	1,359,300

HCA, Inc. sr. sec. notes 9 1/8s, 2014	2,605,000	2,578,950

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	225,000	221,344

HCA, Inc. 144A sr. sec. notes 9 7/8s, 2017	320,000	323,200

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	950,000	931,000

Health Management Associates, Inc.
sr. notes 6 1/8s, 2016	1,065,000	913,238

Healthsouth Corp. company
guaranty sr. unsec. notes FRN 7.218s, 2014	495,000	451,688

IASIS Healthcare/IASIS Capital Corp.
sr. sub. notes 8 3/4s, 2014	340,000	333,200

Omnicare, Inc. company guaranty 6 3/4s, 2013	90,000	81,000

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	255,000	230,138

Psychiatric Solutions, Inc. company
guaranty 7 3/4s, 2015	1,320,000	1,207,800

Psychiatric Solutions, Inc. 144A
sr. sub. notes 7 3/4s, 2015	300,000	275,250

Select Medical Corp. company
guaranty 7 5/8s, 2015	1,820,000	1,478,750

Service Corporation International
debs. 7 7/8s, 2013	688,000	660,480

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	495,000	446,738

Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	1,785,000	1,660,050

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes
9 1/8s, 2015	980,000	970,200

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017	1,115,000	774,925

Surgical Care Affiliates, Inc. 144A
sr. unsec. notes zero %, 2015 ‡‡	705,000	542,850

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	600,000	549,000

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018	535,000	561,750

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015	1,020,000	1,027,650

United Surgical Partners International, Inc.
company guaranty sr. unsec.
sub. notes 8 7/8s, 2017	390,000	354,900

US Oncology, Inc. company
guaranty sr. unsec. sub. notes
10 3/4s, 2014	500,000	495,000

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Health care cont.
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014		$2,044,000	$1,957,130

Ventas Realty LP/Capital Corp. company
guaranty 9s, 2012 R		2,305,000	2,374,150

Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 R		395,000	370,313

			29,957,244
Homebuilding (0.7%)
D.R. Horton, Inc. company guaranty sr. unsec.
unsub. notes Ser. MTN, 6s, 2011		415,000	406,700

Meritage Homes Corp. company
guaranty 6 1/4s, 2015		1,110,000	854,700

Meritage Homes Corp. sr. notes 7s, 2014		205,000	168,100

Realogy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014		2,625,000	1,135,313

			2,564,813
Household furniture and appliances (0.4%)
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014		535,000	440,038

Sealy Mattress Co. 144A sr. sec.
notes 10 7/8s, 2016		835,000	874,663

			1,314,701
Lodging/Tourism (0.7%)
FelCor Lodging LP company guaranty
9s, 2011 R		505,000	444,400

Host Marriott LP company guaranty Ser. Q,
6 3/4s, 2016 R		30,000	26,025

Host Marriott LP sr. notes Ser. M,
7s, 2012 R		1,715,000	1,654,975

Seminole Hard Rock Entertainment, Inc. 144A
sr. notes FRN 3.129s, 2014		830,000	564,400

			2,689,800
Media (1.8%)
Affinion Group, Inc. company
guaranty 11 1/2s, 2015		695,000	594,225

Affinion Group, Inc. company
guaranty 10 1/8s, 2013		865,000	800,125

Affinity Group, Inc. sr. sub. notes 9s, 2012		1,295,000	880,600

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 6 1/4s, 2014		60,000	52,500

Interpublic Group of Companies, Inc. (The)
sr. unsec. unsub. notes FRN 2.883s, 2010		470,000	460,600

Interpublic Group of Companies, Inc. (The)
144A sr. unsec. notes 10s, 2017		205,000	208,075

Liberty Media, LLC sr. notes 5.7s, 2013		495,000	428,175

Liberty Media, LLC sr. unsec. notes
7 7/8s, 2009		615,000	611,156

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty 10s, 2014		1,280,000	1,211,200

Nielsen Finance LLC/Nielsen Finance Co.
company guaranty sr. unsec. sub. disc.
notes stepped-coupon zero % (12 1/2s,
8/1/11), 2016 ††		1,185,000	761,363

NTL Cable PLC sr. notes 9 1/8s, 2016
(United Kingdom)		580,000	558,250

Virgin Media Finance PLC company
guaranty sr. unsec. unsub. notes 9 1/2s,
2016 (United Kingdom)	EUR	140,000	186,732

			6,753,001

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Oil and gas (8.3%)
Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2017	$1,045,000	$647,900

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 9 1/2s, 2015	250,000	251,875

Chesapeake Energy Corp. sr. notes
7 1/2s, 2014	500,000	473,750

Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	1,320,000	1,263,900

Chesapeake Energy Corp. sr. notes 7s, 2014	240,000	222,000

Compton Petroleum Corp. company
guaranty 7 5/8s, 2013 (Canada)	2,120,000	1,176,600

Comstock Resources, Inc. sr. notes
6 7/8s, 2012	1,000,000	960,000

Connacher Oil and Gas, Ltd. 144A sec.
notes 10 1/4s, 2015 (Canada)	1,250,000	756,250

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)	345,000	332,925

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016	155,000	159,263

Denbury Resources, Inc.
sr. sub. notes 7 1/2s, 2015	1,305,000	1,239,750

Encore Acquisition Co. sr. sub. notes
6s, 2015	1,643,000	1,355,475

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	1,490,000	1,288,850

Ferrellgas LP/Finance 144A sr. notes
6 3/4s, 2014	110,000	95,150

Forest Oil Corp. sr. notes 8s, 2011	1,390,000	1,383,050

Harvest Operations Corp. sr. notes
7 7/8s, 2011	1,350,000	1,134,000

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 7 3/4s, 2015	535,000	452,075

Newfield Exploration Co. sr. unsec.
sub. notes 7 1/8s, 2018	265,000	240,819

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014	2,220,000	2,045,175

OPTI Canada, Inc. company guaranty sr. sec.
notes 8 1/4s, 2014 (Canada)	370,000	244,200

OPTI Canada, Inc. company guaranty sr. sec.
notes 7 7/8s, 2014 (Canada)	840,000	543,900

Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	675,000	691,157

PetroHawk Energy Corp. company
guaranty 9 1/8s, 2013	1,390,000	1,383,050

PetroHawk Energy Corp. 144A
sr. notes 10 1/2s, 2014	140,000	143,150

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	855,000	718,200

Petroplus Finance, Ltd. 144A company
guaranty 6 3/4s, 2014 (Bermuda)	1,270,000	1,092,200

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	245,000	229,075

Plains Exploration & Production Co. company
guaranty 7s, 2017	1,450,000	1,268,750

Quicksilver Resources, Inc. company
guaranty 7 1/8s, 2016	290,000	226,200

Quicksilver Resources, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2015	355,000	315,950

Quicksilver Resources, Inc.
sr. notes 11 3/4s, 2016	515,000	533,025

Range Resources Corp. company
guaranty sr. unsec. sub. notes 7 1/2s, 2017	255,000	242,250

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Oil and gas cont.
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	$1,370,000	$1,106,275

SandRidge Energy, Inc. company
guaranty sr. unsec. unsub. FRN 4.833s, 2014	495,000	388,846

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	1,550,000	1,325,250

Targa Resources, Inc. company
guaranty sr. unsec. notes 8 1/2s, 2013	2,010,000	1,502,475

Whiting Petroleum Corp. company guaranty
7s, 2014	1,470,000	1,363,425

Williams Cos., Inc. (The) notes 7 3/4s, 2031	950,000	855,000

Williams Cos., Inc. (The) sr. unsec.
notes 7 7/8s, 2021	455,000	448,175

Williams Cos., Inc. (The) sr. unsec.
notes 7 5/8s, 2019	295,000	291,313

Williams Cos., Inc. (The) 144A notes
6 3/8s, 2010	435,000	434,915

		30,825,588
Publishing (0.4%)
American Media Operations, Inc. 144A
sr. sub. notes 14s, 2013 ‡‡	1,217,315	477,796

American Media Operations, Inc. 144A
sr. unsec. notes 9s, 2013 ‡‡	101,984	50,227

CanWest Media, Inc. company guaranty 8s,
2012 (Canada) (In default) †	895,304	264,115

Cenveo Corp. 144A company
guaranty sr. unsec. notes 10 1/2s, 2016	720,000	540,000

Quebecor Media, Inc. sr. unsec.
notes Ser. *, 7 3/4s, 2016 (Canada)	270,000	244,688

Reader’s Digest Association, Inc. (The)
company guaranty sr. unsec. sub. notes
9s, 2017	1,295,000	55,038

		1,631,864
Regional Bells (1.4%)
Cincinnati Bell, Inc. company guaranty
7s, 2015	520,000	465,400

Citizens Communications Co. notes
9 1/4s, 2011	1,075,000	1,120,688

Frontier Communications Corp. sr. unsec.
notes 8 1/4s, 2014	375,000	354,375

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014	355,000	323,938

Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012	2,140,000	2,156,050

Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025	555,000	424,575

Qwest Corp. 144A sr. unsec. notes
8 3/8s, 2016	240,000	231,600

Valor Telecommunications
Enterprises LLC/Finance Corp. company
guaranty sr. unsec. unsub. notes
7 3/4s, 2015	140,000	137,200

		5,213,826
Retail (2.0%)
Bon-Ton Stores, Inc. (The) company
guaranty 10 1/4s, 2014	810,000	352,350

Burlington Coat Factory Warehouse Corp.
company guaranty sr. unsec. notes
11 1/8s, 2014	1,065,000	846,675

Dollar General Corp. company
guaranty sr. unsec. notes 10 5/8s, 2015	635,000	685,800

Hanesbrands, Inc. company
guaranty sr. unsec. notes FRN Ser. B,
4.593s, 2014	1,735,000	1,396,675

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Retail cont.
Harry & David Operations Corp. company
guaranty sr. unsec. notes 9s, 2013	$860,000	$339,700

Harry & David Operations Corp. company
guaranty sr. unsec. notes FRN 6.261s, 2012	285,000	88,350

Limited Brands, Inc. 144A sr. notes
8 1/2s, 2019	405,000	388,026

Michaels Stores, Inc. company
guaranty 11 3/8s, 2016	1,095,000	717,225

Neiman-Marcus Group, Inc. company
guaranty sr. unsec. notes 9s, 2015 ‡‡	1,690,218	997,229

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	675,000	756,000

United Auto Group, Inc. company
guaranty 7 3/4s, 2016	1,245,000	1,005,338

		7,573,368
Technology (4.1%)
Amkor Technologies, Inc. sr. notes
7 3/4s, 2013	1,037,000	951,448

Avago Technologies Finance company
guaranty sr. unsec. notes FRN 6.168s,
2013 (Singapore)	6,000	5,175

Avago Technologies Finance company
guaranty sr. unsec. notes 10 1/8s,
2013 (Singapore)	480,000	489,600

Avago Technologies Finance company
guaranty sr. unsec. sub. notes 11 7/8s,
2015 (Singapore)	270,000	270,437

Celestica, Inc. sr. sub. notes 7 5/8s,
2013 (Canada)	660,000	643,500

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	1,030,000	861,338

Compucom Systems, Inc. 144A
sr. sub. notes 12 1/2s, 2015	430,000	357,438

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015	2,285,000	1,622,350

First Data Corp. 144A company
guaranty sr. unsec. unsub. notes
10.55s, 2015 ‡‡	1,200,000	702,000

Flextronics International, Ltd. sr. unsec.
sub. notes 6 1/4s, 2014 (Singapore)	300,000	280,500

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014	2,080,000	1,050,400

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes
10 1/8s, 2016	187,000	63,580

Iron Mountain, Inc. company guaranty
6 5/8s, 2016	1,210,000	1,082,950

Iron Mountain, Inc. company
guaranty sr. unsec. sub. notes 8s, 2020	130,000	121,388

Lucent Technologies, Inc. unsec.
debs. 6.45s, 2029	145,000	82,288

National Semiconductor Corp. sr. unsec.
notes 6.6s, 2017	715,000	625,361

New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands) (In default) †	690,000	863

Sanmina Corp. sr. unsec. sub. notes
8 1/8s, 2016	120,000	87,450

Seagate Technology Hdd Holdings company
guaranty 6.8s, 2016	670,000	576,638

Seagate Technology International 144A
company guaranty sr. sec. notes 10s, 2014
(Cayman Islands)	315,000	324,844

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (79.0%)* cont.		Principal amount	Value

Technology cont.
SunGard Data Systems, Inc. company
guaranty 10 1/4s, 2015		$1,180,000	$1,090,025

SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013		2,290,000	2,164,050

SunGard Data Systems, Inc. 144A sr. unsec.
notes 10 5/8s, 2015		296,000	290,080

Syniverse Technologies, Inc.
sr. sub. notes Ser. B, 7 3/4s, 2013		990,000	930,600

Xerox Capital Trust I company guaranty
8s, 2027		895,000	680,200

			15,354,503
Telecommunications (6.4%)
American Tower Corp. sr. unsec. notes
7s, 2017		495,000	478,913

American Tower Corp. 144A sr. unsec.
notes 7 1/4s, 2019		340,000	328,950

BCM Ireland Finance Ltd. 144A FRN 6.281s,
2016 (Cayman Islands)	EUR	440,000	351,092

CC Holdings GS V, LLC/Crown Castle GS
III Corp. 144A sr. sec. notes 7 3/4s, 2017		$350,000	341,250

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013		715,000	737,344

Centennial Communications Corp. sr. unsec.
notes FRN 6.958s, 2013		885,000	880,575

Crown Castle International Corp. sr. unsec.
notes 9s, 2015		185,000	188,238

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		810,000	672,300

Digicel, Ltd. 144A sr. unsec.
unsub. notes 9 1/4s, 2012 (Jamaica)		1,100,000	1,067,000

Inmarsat Finance PLC company
guaranty 10 3/8s, 2012 (United Kingdom)		1,329,000	1,375,515

Intelsat Bermuda, Ltd. company
guaranty sr. unsec. notes 11 1/4s,
2016 (Bermuda)		2,665,000	2,718,300

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon zero % (9 1/4s,
2/1/10), 2015 (Bermuda) ††		625,000	559,375

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec.
notes stepped-coupon Ser. *, zero %
(9 1/2s, 2/1/10), 2015 (Bermuda) ††		1,165,000	1,042,675

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 7/8s, 2015 (Bermuda)		675,000	651,375

Intelsat Subsidiary Holding Co., Ltd.
company guaranty sr. unsec. notes Ser. *,
8 1/2s, 2013 (Bermuda)		680,000	652,800

Level 3 Financing, Inc. company
guaranty 9 1/4s, 2014		1,375,000	1,127,500

Level 3 Financing, Inc. company
guaranty 8 3/4s, 2017		285,000	216,600

MetroPCS Wireless, Inc. company
guaranty sr. unsec. notes 9 1/4s, 2014		2,175,000	2,161,406

Nextel Communications, Inc. company
guaranty sr. unsec. notes Ser. D,
7 3/8s, 2015		1,785,000	1,423,538

Nordic Telephone Co. Holdings ApS 144A
sr. sec. bond 8 7/8s, 2016 (Denmark)		260,000	250,900

PAETEC Holding Corp. company
guaranty sr. unsec. unsub. notes
9 1/2s, 2015		650,000	563,875

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Telecommunications cont.
Sprint Capital Corp. company
guaranty 7 5/8s, 2011	$275,000	$271,906

Sprint Capital Corp. company
guaranty 6 7/8s, 2028	2,260,000	1,604,600

West Corp. company guaranty 9 1/2s, 2014	1,215,000	1,063,125

Windstream Corp. company guaranty
8 5/8s, 2016	1,695,000	1,622,963

Windstream Corp. company guaranty
8 1/8s, 2013	1,435,000	1,388,363

		23,740,478
Telephone (0.8%)
Cricket Communications, Inc. company
guaranty 9 3/8s, 2014	1,365,000	1,344,525

Cricket Communications, Inc. 144A sr. sec.
notes 7 3/4s, 2016	600,000	577,500

iPCS, Inc. company guaranty sr. sec.
notes FRN 3.153s, 2013	500,000	395,000

Time Warner Telecom, Inc. company
guaranty 9 1/4s, 2014	510,000	506,175

		2,823,200
Textiles (0.6%)
Levi Strauss & Co. sr. unsec. notes
8 7/8s, 2016	80,000	77,400

Levi Strauss & Co. sr. unsec.
unsub. notes 9 3/4s, 2015	1,850,000	1,817,625

Oxford Industries, Inc. sr. notes
8 7/8s, 2011	180,000	180,000

		2,075,025
Tire and rubber (0.3%)
Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016	1,265,000	1,277,650

		1,277,650
Transportation (0.4%)
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	1,065,000	963,825

RailAmerica, Inc. 144A company
guaranty sr. sec. notes 9 1/4s, 2017	610,000	588,650

		1,552,475
Utilities and power (7.4%)
AES Corp. (The) sr. unsec. notes 8s, 2020	380,000	341,050

AES Corp. (The) sr. unsec. unsub. notes
8s, 2017	730,000	678,900

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	1,085,000	1,085,000

Allegheny Energy Supply 144A sr. unsec. bond
8 1/4s, 2012	860,000	894,824

Ameren Corp. sr. unsec. notes 8 7/8s, 2014	785,000	807,563

CMS Energy Corp. sr. notes 8 1/2s, 2011	430,000	445,067

CMS Energy Corp. sr. notes 7 3/4s, 2010	345,000	359,324

Colorado Interstate Gas Co. debs. 6.85s,
2037 (Canada)	1,055,000	973,688

Dynegy-Roseton Danskamme company
guaranty Ser. B, 7.67s, 2016	1,130,000	991,575

Edison Mission Energy sr. unsec.
notes 7 3/4s, 2016	525,000	427,875

Edison Mission Energy sr. unsec.
notes 7 1/2s, 2013	120,000	107,400

Edison Mission Energy sr. unsec. notes
7.2s, 2019	1,020,000	759,900

Edison Mission Energy sr. unsec. notes
7s, 2017	30,000	23,025

El Paso Corp. sr. unsec. notes 12s, 2013	250,000	271,250

El Paso Natural Gas Co. debs. 8 5/8s, 2022	360,000	388,827

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (79.0%)* cont.	Principal amount	Value

Utilities and power cont.
Inergy LP/Inergy Finance Corp. sr. unsec.
notes 6 7/8s, 2014	$2,115,000	$1,924,650

Ipalco Enterprises, Inc. sr. sec.
notes 8 5/8s, 2011	510,000	512,550

Ipalco Enterprises, Inc. 144A sr. sec.
notes 7 1/4s, 2016	170,000	162,350

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	1,360,000	1,360,000

Mirant North America, LLC company
guaranty 7 3/8s, 2013	1,665,000	1,598,400

NiSource Finance Corp. company
guaranty sr. unsec. notes 10 3/4s, 2016	305,000	338,305

NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes 5.4s, 2014	410,000	387,949

NRG Energy, Inc. company guaranty
7 3/8s, 2017	685,000	647,325

NRG Energy, Inc. sr. notes 7 3/8s, 2016	4,270,000	4,040,488

Oncor Electric Delivery Co. sec.
bonds 5.95s, 2013	1,220,000	1,269,467

Orion Power Holdings, Inc. sr. unsec.
notes 12s, 2010	1,240,000	1,283,400

Sierra Pacific Power Co. general ref. mtge.
6 1/4s, 2012	275,000	285,423

Sierra Pacific Resources sr. unsec.
notes 8 5/8s, 2014	1,400,000	1,379,008

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
7.2s, 2011	335,000	345,450

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
7s, 2012	525,000	534,185

Teco Finance, Inc. company
guaranty sr. unsec. unsub. notes Ser. *,
6 3/4s, 2015	85,000	81,559

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7 1/2s, 2017	500,000	523,124

Tennessee Gas Pipeline Co. sr. unsec.
unsub. debs. 7s, 2028	140,000	133,408

Texas-New Mexico Power Co. 144A 1st mtge.
sec. 9 1/2s, 2019	850,000	942,608

Transcontinental Gas Pipeline Corp.
sr. unsec. debs. 7 1/4s, 2026	1,250,000	1,266,819

Utilicorp United, Inc. sr. unsec.
notes 7.95s, 2011	38,000	39,321

		27,611,057

Total corporate bonds and notes (cost $329,090,857)		$294,578,923

SENIOR LOANS (10.6%)* [c]	Principal amount	Value

Automotive (0.3%)
TRW Automotive, Inc. bank term loan FRN
Ser. B, 1 7/8s, 2014	$1,293,461	$1,136,089

		1,136,089
Basic materials (0.6%)
Huntsman International, LLC bank term loan
FRN Ser. B, 2.058s, 2014	1,244,617	1,110,821

Lyondell Chemical Co. bank term loan FRN
13s, 2009	155,000	159,514

NewPage Holding Corp. bank term loan FRN
4.067s, 2014	578,744	498,202

Rockwood Specialties Group, Inc. bank term
loan FRN Ser. H, 4.595s, 2014	318,622	309,595

		2,078,132

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Broadcasting (0.2%)
Clear Channel Communications, Inc. bank term
loan FRN Ser. B, 4.004s, 2016	$170,000	$101,150

Univision Communications, Inc. bank term
loan FRN Ser. B, 2.569s, 2014	1,000,000	743,214

		844,364
Capital goods (0.4%)
Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN 3.22s, 2014	18,870	12,772

Hawker Beechcraft Acquisition Co., LLC bank
term loan FRN Ser. B, 2.616s, 2014	371,334	251,347

Hexcel Corp. bank term loan FRN 6 1/2s, 2014	170,000	169,575

Sensata Technologies BV bank term loan FRN
2.803s, 2013 (Netherlands)	258,795	195,822

Sequa Corp. bank term loan FRN 4.057s, 2014	420,833	327,548

Wesco Aircraft Hardware Corp. bank term loan
FRN 6.07s, 2014	385,000	267,575

Wesco Aircraft Hardware Corp. bank term loan
FRN 2.57s, 2013	408,125	355,885

		1,580,524
Communication services (0.7%)
Cebridge Connections, Inc. bank term loan
FRN 4.819s, 2014	385,000	326,608

Cebridge Connections, Inc. bank term loan
FRN Ser. B, 2.323s, 2013	149,618	136,415

Charter Communications, Inc. bank term loan
FRN 5 1/4s, 2014	785,000	621,524

Fairpoint Communications, Inc. bank term
loan FRN Ser. B, 5 3/4s, 2015	1,066,697	797,356

Mediacom Communications Corp. bank term loan
FRN Ser. C, 1.79s, 2015	836,115	765,045

		2,646,948
Consumer cyclicals (3.2%)
Allison Transmission, Inc. bank term loan
FRN Ser. B, 3.071s, 2014	1,409,155	1,113,706

Building Materials Holdings Corp.
bank term loan FRN 3.067s, 2014	698,250	606,081

CCM Merger, Inc. bank term loan FRN Ser. B,
8 1/2s, 2012	1,107,894	925,091

Citadel Communications bank term loan FRN
Ser. B, 2.953s, 2014	570,000	295,450

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7s, 2014	245,443	201,877

GateHouse Media, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	619,022	144,181

GateHouse Media, Inc. bank term loan FRN
Ser. DD, 2.328s, 2014	230,978	53,799

Golden Nugget, Inc. bank term loan FRN
Ser. B, 2.31s, 2014	181,364	121,060

Golden Nugget, Inc. bank term loan FRN
Ser. DD, 2.475s, 2014	103,248	68,918

Goodman Global Holdings, Inc. bank term loan
FRN Ser. B, 6 1/2s, 2011	966,650	920,734

Isle of Capri Casinos, Inc. bank term loan
FRN 2.97s, 2014	373,260	336,120

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. A, 2.97s, 2014	114,264	102,894

Isle of Capri Casinos, Inc. bank term loan
FRN Ser. B, 2.069s, 2014	149,304	134,448

Lear Corp. bank term loan FRN 3.168s, 2013	239,248	166,377

Navistar Financial Corp. bank term loan FRN
4.271s, 2012	586,667	504,900

Putnam VT High Yield Fund 11

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Navistar International Corp. bank term loan
FRN 3.569s, 2012	$1,613,333	$1,388,475

Neiman Marcus Group, Inc. (The) bank term
loan FRN Ser. B, 2.509s, 2013	340,000	254,811

Six Flags Theme Parks bank term loan FRN
3.366s, 2015	1,844,881	1,730,234

Thomas Learning bank term loan FRN Ser. B,
2.82s, 2014	1,512,119	1,265,980

Travelport bank term loan FRN Ser. B,
3.146s, 2013	35,571	27,790

Travelport bank term loan FRN Ser. DD,
2.819s, 2013	217,602	170,137

Travelport, LLC. bank term loan FRN Ser. C,
8.708s, 2013	165,000	159,638

Tribune Co. bank term loan FRN Ser. B,
5 1/4s, 2014 (In default) †	2,241,625	755,614

United Components, Inc. bank term loan FRN
Ser. D, 3.21s, 2012	164,667	140,790

Visteon Corp. bank term loan FRN Ser. B,
4 1/4s, 2013	495,000	202,950

VNU Group BV bank term loan FRN Ser. B,
2.321s, 2013 (Netherlands)	165,000	148,179

		11,940,234
Consumer staples (0.9%)
Claire’s Stores, Inc. bank term loan FRN
3.148s, 2014	510,000	281,775

Dole Food Co., Inc. bank term loan FRN
Ser. B, 7.965s, 2013	131,779	131,779

Dole Food Co., Inc. bank term loan FRN
Ser. C, 7.974s, 2013	491,022	491,019

Dole Food Co., Inc. bank term loan FRN
1.139s, 2013	75,191	75,190

Pinnacle Foods Holding Corp. bank term loan
FRN Ser. B, 3.066s, 2014	809,189	718,493

Revlon Consumer Products bank term loan FRN
Ser. B, 4.524s, 2012	475,000	422,071

Rite-Aid Corp. bank term loan FRN
8 3/4s, 2015	675,000	671,344

Rite-Aid Corp. bank term loan FRN Ser. B,
2.07s, 2014	83,938	66,790

RSC Equipment Rental, Inc. bank term loan
FRN 4.482s, 2013	645,000	493,425

		3,351,886
Financials (0.1%)
Nuveen Investments, Inc. bank term loan FRN
Ser. B, 3.33s, 2014	330,813	255,966

		255,966
Health care (1.5%)
Biomet, Inc. bank term loan FRN Ser. B,
3.58s, 2015	260,424	242,816

Community Health Systems, Inc. bank term
loan FRN Ser. B, 2.898s, 2014	994,148	893,151

Community Health Systems, Inc. bank term
loan FRN Ser. DD, 2.569s, 2014	51,879	46,609

Health Management Associates, Inc. bank term
loan FRN 2.97s, 2014	1,379,679	1,212,608

Healthsouth Corp. bank term loan FRN Ser. B,
2.57s, 2013	935,569	873,087

IASIS Healthcare, LLC/IASIS Capital Corp.
bank term loan FRN 6.289s, 2014	1,702,395	1,310,844

Select Medical Corp. bank term loan FRN
Ser. B, 2.721s, 2012	195,000	183,138

SENIOR LOANS (10.6%)* [c] cont.	Principal amount	Value

Health care cont.
Surgical Care Affiliates, Inc. bank term
loan FRN Ser. B, 3.22s, 2015	$173,356	$151,687

United Surgical Partners International, Inc.
bank term loan FRN 2.69s, 2014	780,348	699,712

		5,613,652
Homebuilding (0.2%)
Realogy Corp. bank term loan FRN 0.166s, 2013	174,618	125,725

Realogy Corp. bank term loan FRN Ser. B,
4.177s, 2013	648,582	466,979

		592,704
Oil and gas (0.1%)
Targa Resources, Inc. bank term loan FRN
2.33s, 2012	242,914	231,983

Targa Resources, Inc. bank term loan FRN
1.095s, 2012	140,584	134,258

		366,241
Retail (0.3%)
Dollar General Corp. bank term loan FRN
Ser. B1, 3.431s, 2013	775,000	735,277

Michaels Stores, Inc. bank term loan FRN
Ser. B, 2.676s, 2013	578,141	457,534

		1,192,811
Technology (0.7%)
Compucom Systems, Inc. bank term loan FRN
3.82s, 2014	447,288	402,559

First Data Corp. bank term loan FRN Ser. B3,
3.065s, 2014	953,776	712,650

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.381s, 2014 (Singapore)	162,288	133,308

Flextronics International, Ltd. bank term
loan FRN Ser. B, 3.037s, 2014 (Singapore)	564,762	463,912

Freescale Semiconductor, Inc. bank term loan
FRN 12 1/2s, 2014	400,277	349,242

Freescale Semiconductor, Inc. bank term loan
FRN Ser. B, 2.07s, 2013	587,888	427,394

		2,489,065
Telecommunications (—%)
Level 3 Financing, Inc. bank term loan FRN
Ser. B, 11 1/2s, 2014	75,000	77,063

		77,063
Utilities and power (1.4%)
Calpine Corp. bank term loan FRN Ser. B,
4.095s, 2014	1,616,414	1,427,384

Energy Future Holdings Corp. bank term loan
FRN Ser. B2, 3.821s, 2014	2,869,941	2,045,909

Energy Future Holdings Corp. bank term loan
FRN Ser. B3, 3.821s, 2014	2,377,650	1,694,373

		5,167,666
Total senior loans (cost $45,199,912)		$39,333,345

CONVERTIBLE BONDS AND NOTES (3.4%)*	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s,
2011	$607,000	$218,520

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 5 3/4s, 2012	550,000	338,250

Alexandria Real Estate Equities, Inc.
144A cv. company guaranty sr. unsec.
notes 3.7s, 2027 R	700,000	581,000

Alliant Techsystems, Inc. cv. company
guaranty sr. unsec. sub notes 2 3/4s, 2024	480,000	514,200

ArcelorMittal cv. sr. unsec. unsub.
notes 5s, 2014 (Luxembourg)	370,000	467,125

Digital Realty Trust LP 144A cv. sr. unsec.
notes 5 1/2s, 2029 R	515,000	508,563

12 Putnam VT High Yield Fund

CONVERTIBLE BONDS AND NOTES (3.4%)* cont.	Principal amount	Value

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012	$535,000	$419,975

General Growth Properties, Inc.
144A cv. sr. notes 3.98s,
2027 (In default) † R	460,000	156,400

Intel Corp. cv. jr. unsec. sub. bonds 2.95s,
2035	435,000	365,400

International Game Technology
144A cv. sr. unsec. notes 3 1/4s, 2014	485,000	525,158

Interpublic Group of Companies, Inc.
(The) cv. sr. unsec. notes 4 1/4s, 2023	635,000	563,563

L-3 Communications Holdings, Inc.
144A cv. company guaranty sr. unsec.
bonds 3s, 2035	590,000	567,138

Leap Wireless
International, Inc. cv. sr. unsec.
notes 4 1/2s, 2014	480,000	370,105

Level 3 Communications, Inc. cv. sr. unsec.
unsub. notes 3 1/2s, 2012	600,000	420,000

Massey Energy Co. cv. company
guaranty sr. unsub. notes 3 1/4s, 2015	1,963,000	1,295,580

Maxtor Corp. cv. sr. debs. 2 3/8s, 2012	725,000	620,781

NII Holdings, Inc. 144A cv. sr. unsec.
notes 3 1/8s, 2012	716,000	550,425

Pantry, Inc. (The) cv. company
guaranty sr. unsec. sub. notes 3s, 2012	1,380,000	1,059,150

Regal Entertainment Group
144A cv. sr. unsec. notes 6 1/4s, 2011	347,000	333,988

Sirius Satellite Radio, Inc. cv. sr. unsec.
notes 3 1/4s, 2011	678,000	467,820

Steel Dynamics, Inc. cv. sr. notes 5 1/8s,
2014	300,000	328,125

Transocean, Inc. cv. sr. unsec.
unsub. notes Ser. C, 1 1/2s, 2037
(Switzerland)	1,000,000	881,250

Trinity Industries, Inc. cv. unsec.
sub. notes 3 7/8s, 2036	990,000	539,550

Virgin Media, Inc. 144A cv. sr. unsec.
notes 6 1/2s, 2016	755,000	585,125

XM Satellite Radio Holdings, Inc.
144A cv. sr. unsec. sub. notes 7s, 2014	209,000	95,879

Total convertible bonds and notes (cost $13,223,621)		$12,773,070

COMMON STOCKS (0.6%)*	Shares	Value

AboveNet, Inc. †	610	$49,398

Adelphia Recovery Trust (Ser. ACC-1) †	1,358,502	27,170

American Media, Inc. 144A F	22,316	2

Bohai Bay Litigation, LLC (Units) F	2,670	124,165

Chesapeake Energy Corp.	10,260	203,456

Dana Holding Corp. †	33,914	43,410

Decrane Aircraft Holdings, Inc. F †	11,167	11

El Paso Corp.	34,660	319,912

Elizabeth Arden, Inc. †	18,415	160,763

Qwest Communications International, Inc.	90,475	375,471

Service Corporation International	69,075	378,531

Sun Healthcare Group, Inc. †	42,490	358,616

Time Warner Cable, Inc.	136	4,307

Titan International, Inc.	7,718	57,653

Vertis Holdings, Inc. F †	33,617	34

Williams Cos., Inc. (The)	19,143	298,822

Total common stocks (cost $4,632,729)		$2,401,721

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value

Crown Castle International Corp. $3.125
cum. cv. pfd.	16,145	$765,878

Emmis Communications Corp. Ser. A, $3.125
cum. cv. pfd. (acquired various dates from
12/2/04 to 11/8/05, cost $1,374,158) ‡	31,889	39,861

Freeport-McMoRan Copper & Gold, Inc.
$6.75 cv. pfd.	6,837	543,542

Great Plains Energy, Inc. $6.00 cv. pfd.	13,180	757,323

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	1,120	1,400

Total convertible preferred stocks (cost $4,341,329)		$2,108,004

PREFERRED STOCKS (0.1%)*	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. ‡‡	8,000	$56,000

Preferred Blocker, Inc. 144A 7.00% cum. pfd.	1,159	498,442

Total preferred stocks (cost $477,257)		$554,442

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)*	Principal amount	Value

Argentina (Republic of) bonds FRB 1.597s,
2013	$1,470,000	$461,580

Total foreign government bonds and notes (cost $565,950)		$461,580

WARRANTS (0.0%)* †	Expiration date	Strike price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	236	$13,570

Decrane Aircraft Holdings
Co. Class B	6/30/10	116.00	1	—

New ASAT (Finance), Ltd.
(Cayman Islands) F	2/01/11	0.01	179,400	—

Smurfit Kappa Group
PLC 144A (Ireland)	10/01/13	EUR 0.001	432	12,115

Vertis Holdings, Inc. F	10/18/15	$0.01	2,656	—

Total warrants (cost $27,215)				$25,685

U.S. GOVERNMENT AGENCY MORTGAGE
OBLIGATIONS (0.1%)*	Principal amount	Value

Federal National Mortgage Association
Pass-Through Certificates 5 1/2s,
May 1, 2033 i	$387,574	$403,965

Total U.S. government agency mortgage obligations (cost $403,965)		$403,965

MORTGAGE-BACKED SECURITIES (—%)*	Principal amount	Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	$155,000	$9,300

Total mortgage-backed securities (cost $139,446)		$9,300

SHORT-TERM INVESTMENTS (3.2%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund e	11,603,666	$11,603,666

U.S. Treasury Bills for an effective yield
of 0.70%, maturity date December 17, 2009 ##	$190,000	189,378

Total short-term investments (cost $11,793,044)		$11,793,044

Total investments (cost $409,895,325)		$364,443,079

Putnam VT High Yield Fund 13

Key to holding’s currency abbreviations

EUR Euro
FRB Floating Rate Bonds
FRN Floating Rate Notes
MTN Medium Term Notes

* Percentages indicated are based on net assets of $372,769,971.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2009 was $39,861, or less than 0.1% of net assets.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

##This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at June 30, 2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at June 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

i Security purchased with cash or received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

At June 30, 2009, liquid assets totaling $1,915,000 have been designated as collateral for open swap contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at June 30, 2009.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY
CONTRACTS TO SELL		Aggregrate	Delivery	Unrealized
at 6/30/09 (Unaudited)	Value	face value	date	appreciation

Euro	$3,274,278	$3,307,572	7/15/09	$33,294

Total				$33,294

CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/09 (Unaudited)

				Fixed payments	Unrealized
Swap counterparty /		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%, 11/15/11	Ba2	$300,000	9/20/12	350 bp	$(11,968)

Citibank, N.A.
Lear Corp., T/L Bank Loan	—	270,000	6/20/13	(225 bp)	89,426

Lear Corp., T/L Bank Loan	Ca	270,000	6/20/13	700 bp	(81,219)

Deutsche Bank AG
Nalco Co., 7.75%, 11/15/11	Ba2	285,000	12/20/12	363 bp	(11,663)

JPMorgan Chase Bank, N.A.
Claire’s Stores, 9 5/8%, 6/1/15	Caa1	190,000	6/20/12	230 bp	(77,648)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B3	185,000	6/20/13	595 bp	(50,644)

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%, 11/15/11	Ba2	305,000	9/20/12	330 bp	(13,925)

Nalco Co., 7.75%, 11/15/11	Ba2	380,000	3/20/13	460 bp	(5,377)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	965,000	9/20/13	(760 bp)	(36,699)

Total					$(199,717)

* Payments related to the reference debt are made upon a credit default event.

** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s or Standard & Poor’s ratings are believed to be the most recent ratings available at June 30, 2009.

14 Putnam VT High Yield Fund

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of June 30, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Capital goods	$57,653	$—	$11

Communication
services	429,176	27,170	—

Consumer cyclicals	43,410	—	36

Consumer staples	539,294	—	—

Energy	502,278	—	124,165

Health care	358,616	—	—

Utilities and power	319,912	—	—

Total common stocks	2,250,339	27,170	124,212

Convertible bonds
and notes	—	12,773,070	—

Convertible preferred
stocks	—	2,108,004	—

Corporate bonds
and notes	—	294,576,259	2,664

Foreign government
bonds and notes	—	461,580	—

Mortgage-backed
securities	—	9,300	—

Preferred stocks	—	554,442	—

Senior loans	—	39,333,345	—

U.S. Government Agency
Mortgage Obligations	—	403,965	—

Warrants	13,570	12,115	—

Short-term investments	11,603,666	189,378	—

Totals by level	$13,867,575	$350,448,628	$126,876

	Level 1	Level 2	Level 3

Other financial
instruments:	$—	$(166,423)	$—

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts.

The following is a reconciliation of Level 3 assets as of June 30, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in
	December 31,	discounts/	Realized	appreciation	Net	and/or out of	Balance as of
Investments in securities:	2008	premiums	gain/(loss)	(depreciation)	purchases/sales	Level 3	June 30, 2009

Common stocks:

Capital goods	$11	$—	$—	$—	$—	$—	$11

Consumer cyclicals	34	—	—	(494,358)	494,360	—	36

Energy	124,165	—	—	—	—	—	124,165

Total common stocks	$124,210	$—	$—	$(494,358)	$494,360	$—	$124,212

Corporate bonds and notes	$54,583	3,859	(55)	(191)	(3,670)	(51,862)	$2,664

Warrants	$1,578	—	(36,659)	35,081	—	—	—

Totals	$180,371	$3,859	$(36,714)	$(459,468)	$490,690	$(51,862)	$126,876

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 15

Statement of assets and liabilities
6/30/09 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $398,291,659)	$352,839,413

Affiliated issuers (identified cost $11,603,666) (Note 6)	11,603,666

Cash	3,652,783

Dividends, interest and other receivables	6,912,530

Receivable for shares of the fund sold	210,485

Receivable for investments sold	3,311,846

Unrealized appreciation on swap contracts (Note 1)	89,426

Unrealized appreciation on forward currency contracts (Note 1)	35,568

Receivable for receivable purchase agreement (Note 2)	911,896

Total assets	379,567,613

Liabilities

Payable for investments purchased	4,827,838

Payable for shares of the fund repurchased	464,252

Payable for compensation of Manager (Note 2)	527,498

Payable for investor servicing fees (Note 2)	8,824

Payable for custodian fees (Note 2)	9,712

Payable for Trustee compensation and expenses (Note 2)	122,402

Payable for administrative services (Note 2)	1,728

Payable for distribution fees (Note 2)	21,204

Unrealized depreciation on forward currency contracts (Note 1)	2,274

Unrealized depreciation on swap contracts (Note 1)	289,143

Collateral on certain derivative contracts, at value (Note 1)	403,965

Other accrued expenses	118,802

Total liabilities	6,797,642

Net assets	$372,769,971

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$713,823,959

Undistributed net investment income (Note 1)	13,542,290

Accumulated net realized loss on investments and foreign
currency transactions (Note 1)	(309,889,713)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(44,706,565)

Total — Representing net assets applicable to
capital shares outstanding	$372,769,971

Computation of net asset value Class IA

Net Assets	$269,889,597

Number of shares outstanding	48,660,379

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$5.55

Computation of net asset value Class IB

Net Assets	$102,880,374

Number of shares outstanding	18,660,891

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$5.51

Statement of operations
Six months ended 6/30/09 (Unaudited)

Investment income

Interest (including interest income of $16,007 from
investments in affiliated issuers) (Note 6)	$15,096,877

Dividends	120,480

Total investment income	15,217,357

Expenses

Compensation of Manager (Note 2)	1,157,637

Investor servicing fees (Note 2)	49,262

Custodian fees (Note 2)	10,334

Trustee compensation and expenses (Note 2)	20,260

Administrative services (Note 2)	15,327

Distribution fees — Class IB (Note 2)	115,160

Other	141,842

Fees waived and reimbursed by Manager (Note 2)	(190,704)

Total expenses	1,319,118

Expense reduction (Note 2)	(2,344)

Net expenses	1,316,774

Net investment income	13,900,583

Net realized loss on investments (Notes 1 and 3)	(36,368,161)

Net realized gain on swap contracts (Note 1)	121,474

Net realized loss on foreign currency transactions (Note 1)	(300,770)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	254,046

Net unrealized appreciation of investments and swap
contracts during the period	99,349,392

Net gain on investments	63,055,981

Net increase in net assets resulting from operations	$76,956,564

The accompanying notes are an integral part of these financial statements.

16 Putnam VT High Yield Fund

Statement of changes in net assets

	Putnam VT
	High Yield Fund
	Six months ended	Year ended
	6/30/09*	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$13,900,583	$35,639,216

Net realized loss on investments and for-
eign currency transactions	(36,547,457)	(27,779,105)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	99,603,438	(122,353,648)

Net increase (decrease) in net assets
resulting from operations	76,956,564	(114,493,537)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(27,109,976)	(30,060,340)

Class IB	(10,092,163)	(12,192,359)

Increase (decrease) from capital share
transactions (Note 4)	25,664,786	(48,814,582)

Total increase (decrease) in net assets	65,419,211	(205,560,818)

Net assets:

Beginning of period	307,350,760	512,911,578

End of period (including undistributed net
investment income of $13,542,290 and
$36,843,846, respectively)	$372,769,971	$307,350,760

* Unaudited

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)a,b	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)c,d	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)b,c,e	Ratio of net investment income (loss) to average net assets (%)b	Portfolio turnover (%)

Putnam VT High Yield Fund (Class IA)

6/30/09 †	$5.00	.22	.97	1.19	(.64)	(.64)	$5.55	26.14*	$269,890	.36*	4.20*	26.41*

12/31/08	7.45	.54	(2.33)	(1.79)	(.66)	(.66)	5.00	(26.21)	222,063.72		8.37	24.21

12/31/07	7.83	.58	(.33)	.25	(.63)	(.63)	7.45	3.17	360,197.73		7.67	43.25

12/31/06	7.68	.56	.20	.76	(.61)	(.61)	7.83	10.60	431,054.74		7.46	51.55

12/31/05	8.10	.56	(.31)	.25	(.67)	(.67)	7.68	3.47	460,707.76		7.27	43.21

12/31/04	7.97	.58	.24	.82	(.69)	(.69)	8.10	10.99	525,899.78		7.47	50.44

Putnam VT High Yield Fund (Class IB)

6/30/09 †	$4.96	.21	.96	1.17	(.62)	(.62)	$5.51	25.89*	$102,880	.49*	4.08*	26.41*

12/31/08	7.39	.52	(2.31)	(1.79)	(.64)	(.64)	4.96	(26.37)	85,287.97		8.11	24.21

12/31/07	7.78	.56	(.34)	.22	(.61)	(.61)	7.39	2.79	152,715.98		7.42	43.25

12/31/06	7.62	.54	.21	.75	(.59)	(.59)	7.78	10.52	167,982.99		7.20	51.55

12/31/05	8.05	.53	(.31)	.22	(.65)	(.65)	7.62	3.10	170,165	1.01	7.02	43.21

12/31/04	7.94	.55	.23	.78	(.67)	(.67)	8.05	10.54	175,106	1.03	7.18	50.44

* Not annualized

† Unaudited

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to June 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

6/30/09	0.06%

12/31/08	0.10

12/31/07	0.06

12/31/06	0.07

12/31/05	0.02

12/31/04	<0.01

c The charges and expenses at the insurance company separate account level are not reflected.

d Total return assumes dividend reinvestment.

e Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Notes to financial statements 6/30/09 (Unaudited)

Note 1: Significant accounting policies

Putnam VT High Yield Fund (the “fund”), is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks high current income, with a secondary objective of capital growth when consistent with achieving high income, by primarily investing in bonds of U.S. companies across a wide range of industries. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, August 7, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

D) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

Putnam VT High Yield Fund 19

E) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding contracts at period end are indicative of the volume of activity during the period.

F) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At June 30, 2009, the fund had net unrealized losses of $208,619 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $189,378.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No.  48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2008 the fund had a capital loss carryover of $269,369,178 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss carryover	Expiration

88,127,331	12/31/09

116,537,335	12/31/10

16,826,743	12/31/11

11,865,538	12/31/12

6,791,658	12/31/13

728,766	12/31/14

28,491,807	12/31/16

The aggregate identified cost on a tax basis is $410,865,973, resulting in gross unrealized appreciation and depreciation of $10,566,423 and $56,989,317, respectively, or net unrealized depreciation of $46,422,894.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

J) Beneficial interest At June 30, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 56.5% of the fund is owned by accounts of one group of insurance companies.

Note 2: Management fee, administrative services and
other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service

20 Putnam VT High Yield Fund

arrangements that may reduce fund expenses. For the period ended June 30, 2009, Putnam Management waived $190,704 of specific distribution fees from the fund.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to 0.60% based on the fund’s average net assets. Putnam Management has also contractually agreed from August 1, 2009 through July 31, 2010, to limit the fund’s expenses (not including brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan) to an annual rate of 0.20% of the fund’s average net assets.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $3,538,401 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Receivable will be offset against the funds net receivable from LBSF which is included in the Statement of assets and liabilities in Receivable for investments sold. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended June 30, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”) an affiliate of Putnam Management and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended June 30, 2009, the fund’s expenses were reduced by $2,344 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $417, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3: Purchases and sales of securities

During the six months ended June 30, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $96,550,329 and $81,876,601, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At June 30, 2009, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/09		Year ended 12/31/08		Six months ended 6/30/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT High Yield Fund

Shares sold	3,693,098	$19,413,372	3,997,152	$24,393,609	2,060,112	$10,501,870	1,565,399	$9,294,072

Shares issued in connection with
reinvestment of distributions	5,805,134	27,109,976	4,547,706	30,060,340	2,175,035	10,092,163	1,858,591	12,192,359

Subtotal	9,498,232	46,523,348	8,544,858	54,453,949	4,235,147	20,594,033	3,423,990	21,486,431

Shares repurchased	(5,238,714)	(27,347,834)	(12,460,227)	(80,904,575)	(2,762,437)	(14,104,761)	(6,889,587)	(43,850,387)

Net increase (decrease)	4,259,518	$19,175,514	(3,915,369)	$(26,450,626)	1,472,710	$6,489,272	(3,465,597)	$(22,363,956)

Putnam VT High Yield Fund 21

Note 5: Summary of derivative activity

The following is a summary of market values of derivative instruments as of June 30, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for as hedging instruments under	Statement of assets and		Statement of assets and
Statement 133	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$89,426	Payables	$289,143

Foreign exchange contracts	Receivables	35,568	Payables	2,274

Total		$124,994		$291,417

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for
as hedging instruments under	Forward currency
Statement 133	contracts	Swaps	Total

Credit contracts	$ —	$121,465	$121,465

Foreign exchange contracts	(315,481)	—	(315,481)

Total	$(315,481)	$121,465	$(194,016)

The following is a summary of unrealized gains or losses of derivative instruments on the Statement of operations for the six months ended June 30, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives
Recognized in Income

Derivatives not accounted for
as hedging instruments under	Forward currency
Statement 133	contracts	Swaps	Total

Credit contracts	$—	$12,955	$12,955

Foreign exchange contracts	253,888	—	253,888

Total	$253,888	$12,955	$266,843

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $16,007 for the period ended June 30, 2009. During the period ended June 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $36,617,053 and $25,013,387, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 10: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

22 Putnam VT High Yield Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees

Putnam VT High Yield Fund 23

had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile rank)	(percentile rank)

Putnam VT High Yield Fund	52nd	28th

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as notedabove, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size —as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund

24 Putnam VT High Yield Fund

portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that the fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer group for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting

Putnam VT High Yield Fund 25

the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future

26 Putnam VT High Yield Fund

revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for

Putnam VT High Yield Fund 27

the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, the fixed income funds, including your fund, and asset allocation funds are subject to management fee waivers that reduce these funds’ management fees pending implementation of the proposed management contracts. In addition, your fund is subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

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Putnam VT High Yield Fund 31

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Charles B. Curtis
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Myra R. Drucker
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Elizabeth T. Kennan
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109		W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders
of Putnam Variable Trust.	257909 8/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2009